     As filed with the Securities and Exchange Commission on April 30, 1999
                                                 Registration No. 333-_________
===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                               ------------------

                                  INFOUSA INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                              47-0751545
------------------------------------------------           ---------------------------------------
(State or other jurisdiction of incorporation or           (I.R.S. Employer Identification Number)
               organization)

                             5711 SOUTH 86TH CIRCLE
                              OMAHA, NEBRASKA 68127
   (Address, including zip code, of Registrant's principal executive offices)


                                  infoUSA INC.
                                   401(K) PLAN
                            (Full Title of the Plan)

                               ------------------

                                   VINOD GUPTA
                             CHIEF EXECUTIVE OFFICER
                                  INFOUSA INC.
                             5711 SOUTH 86TH CIRCLE
                              OMAHA, NEBRASKA 68127
                                 (402) 593-4500
(Name, address, and telephone number, including area code, of agent for service)

                               ------------------

                                   Copies to:

                             FRANCIS S. CURRIE, ESQ.
                            DOUGLAS M. LAURICE, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                  Amount            Proposed Maximum       Proposed Maximum
          Title of Securities                     to be              Offering Price       Aggregate Offering         Amount of
            to be Registered                    Registered             Per Share                 Price            Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, $.0025 par value (1)       400,000              $7.96875 (2)          $3,187,500 (2)           $887.00 (2)

Participation interests in the infoUSA Inc.
401(k) Plan and Trust                              (3)                    (3)                     (3)                   (3)
===================================================================================================================================

(1)  Shares to be held by the infoUSA Inc. 401(k) Plan and Trust.
(2) Estimated in accordance with Rule 457(h) of the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the prices of the Company's Common Stock as reported on the Nasdaq National Market on April 27, 1999.
(3) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the infoUSA Inc. 401(k) Plan described herein.

===============================================================================

                                  INFOUSA INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.
         ---------------------------------------

         infoUSA Inc. (the "Registrant") and the infoUSA Inc. 401(k) Plan (the "Plan") hereby incorporate by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

                  1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended to date (the "Exchange Act").

                  2. The description of the Registrant's Class A Common Stock contained in the Registrant's Registration Statement on Form 8-A, dated October 6, 1997, file number 000-19598, and its Registration Statement on Form 8-A, file number 000-19598, with respect to the Registrants Series A preferred share purchase rights, filed pursuant to Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

                  All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment indicating that all securities offered have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.
         -------------------------

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.
         --------------------------------------

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. The Registrant's Certificate of Incorporation, as amended, and Bylaws provide for indemnification of its officers, directors, employees and other agents to the maximum extent permitted by the Delaware Law. In addition, the Registrant has entered into Indemnification Agreements with its officers and directors, the form of which was attached as Exhibit 10.15 of the Registrant's Registration Statement on Form S-1 (file number 33-51352) filed with Commission on August 28, 1992.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.
         -----------------------------------

         Not Applicable.

ITEM 8.  EXHIBITS.
         --------

      Exhibit
      Number                             Description
      -------                            -----------
        4.1          infoUSA Inc. 401(k) Plan.

       23.1          Consent of KPMG LLP, Independent Accountants.

       23.2          Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.3          Consent of Counsel.

       24.1          Power of Attorney (see page II-7).

ITEM 9.  UNDERTAKINGS.
         ------------

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) to include any prospectus required by
Section 10(a)(3) of the Securities Act of 1933, as amended;

                           (ii) to reflect in the prospectus any facts or
events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) to include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) Filing incorporating subsequent exchange act documents by reference.

                  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

         (d) The Registrant undertakes to submit the infoUSA Inc. 401(k) Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on this 19th day of April, 1999.


                            infoUSA INC.


                            By:     /s/ Vinod Gupta
                                    --------------------------
                                    Vinod Gupta

                            Title: Chief Executive Officer and Chairman of the Board

                                   SIGNATURES

         infoUSA Inc. 401(k) Plan. Pursuant to the requirements of the Securities Act of 1933, as amended, the administrator of the infoUSA Inc. 401(k) Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on April 19, 1999.


                            infoUSA INC. 401(K) PLAN


                            By:     /s/ Stormy Dean
                                    --------------------------
                                    Stormy Dean

                            Title: on behalf of the Plan Administrator of the infoUSA Inc. 401(k) Plan

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Jon D. Hoffmaster, jointly and severally, as his attorney-in-fact and agent, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signatures                                  Title                              Date
-----------------------------------------------------------------------------------------------------------

               /s/ Vinod Gupta                Chief Executive Officer and Chairman of the    April 19, 1999
--------------------------------------------  Board
                 Vinod Gupta


            /s/ Jon D. Hoffmaster             Director                                       April 19, 1999
--------------------------------------------
              Jon D. Hoffmaster

               /s/ Stormy Dean                Chief Financial Officer                        April 19, 1999
--------------------------------------------
                 Stormy Dean


            /s/ Elliot S. Kaplan              Director                                       April 19, 1999
--------------------------------------------
              Elliot S. Kaplan


             /s/ Harold Andersen              Director                                       April 19, 1999
--------------------------------------------
               Harold Andersen

                  Signatures                                  Title                              Date
-----------------------------------------------------------------------------------------------------------


            /s/ George F. Haddix              Director                                       April 19, 1999
--------------------------------------------
              George F. Haddix


             /s/ George J. Kubat              Director                                       April 19, 1999
--------------------------------------------
               George J. Kubat


                                              Director
--------------------------------------------
               Paul A. Goldner

A majority of the Board of Directors.

                                INDEX TO EXHIBITS


      Exhibit
       Number                         Description
      -------                         -----------
        4.1           infoUSA Inc. 401(k) Plan.

       23.1           Consent of KPMG LLP, Independent Accountants.

       23.2           Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.3           Consent of Counsel.

       24.1           Power of Attorney (see page II-7).